SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

Phoenix Footwear Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PHOENIX FOOTWEAR GROUP, INC.

5759 Fleet Street, Suite 220
Carlsbad, California 92008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 11, 2004

      The Annual Meeting of Stockholders of Phoenix Footwear Group, Inc. (the “Company”) will be held at Company headquarters, 5759 Fleet Street, Suite 220, Carlsbad, California 92008 on Tuesday, May 11, 2004, at 9:00 A.M., for the following purposes:

1. To elect nine persons to the Board of Directors of the Company.

2. To consider and act upon a proposal to amend the Company’s 2001 Long-Term Incentive Plan to increase from 1,000,000 to 1,500,000 the number of shares of the Company’s common stock, par value $.01 per share (“Common Stock”) available for award under the Plan.

3. To transact such other business as may properly come before the meeting.

      Stockholders of record as of the close of business on March 19, 2004 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

By order of the Board of Directors

GARY E. PFLUGFELDER,
Secretary

April 13, 2004

A form of proxy and a return envelope are enclosed for the use of Stockholders. It is requested that you fill in, date and sign the enclosed proxy and return it in the enclosed envelope even if you plan to attend the meeting in Carlsbad, California on May 11, 2004.

PHOENIX FOOTWEAR GROUP, INC.

PROXY STATEMENT

i

PHOENIX FOOTWEAR GROUP, INC.

5759 Fleet Street, Suite 220
Carlsbad, California 92008

PROXY STATEMENT

For The Annual Meeting Of Stockholders
To Be Held May 11, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Phoenix Footwear Group, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 11, 2004, at 9:00 A.M. at Company headquarters, 5759 Fleet Street, Suite 220, Carlsbad, California 92008, together with any and all adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy will first be sent or given to stockholders on or about April 13, 2004.

SOLICITATION AND VOTING

      A copy of the Annual Report to Stockholders of the Company for the year ended December 27, 2003, including audited financial statements, is being mailed with this Proxy Statement. You may also obtain a copy of the Company’s Annual Report on Form 10-K filed with the Securities Exchange Commission (the “SEC”) without charge upon written request submitted to Phoenix Footwear Group, Inc., c/o Kenneth Wolf, Chief Financial Officer and Treasurer, 5759 Fleet Street, Carlsbad, California 92008. You may also obtain a copy, without charge, at the SEC’s Internet site (http://www.sec.gov).

      The close of business on March 19, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment. Each stockholder shall be entitled to one vote for each share held of record in his or her name on that date. There were outstanding on the record date 5,098,297 shares of Common Stock, $.01 par value per share, of the Company, being the only class of stock of the Company issued and outstanding and entitled to vote at the meeting.

      The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company, which has designated the nominees for Directors listed below, upon recommendation of a majority of the independent directors. A stockholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. All shares represented by proxies in the form enclosed herewith will be voted at the meeting and at any adjournments in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by stockholders of record entitled to vote at the meeting and have not previously been revoked. If no contrary instructions are given, the persons named in the proxy will vote FOR the nine nominees described on the following pages; FOR the proposal to increase from 1,000,000 to 1,500,000 the number of shares of Common Stock available for award under the Company’s 2001 Long-Term Incentive Plan, and, in their discretion, upon any other matter which may properly come before the meeting or any adjournment. The Board of Directors does not know of any matters not specifically referred to in this Proxy Statement which may come before the meeting.

      In accordance with the By-Laws of the Company, a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, is required to constitute a quorum for the transaction of business. The affirmative vote of a majority of the shares present shall be required to pass any measure properly presented to the meeting, except Proposal 1 which requires a plurality of the votes cast for the election of directors.

      Shares which abstain from voting on any matter shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which an abstention pertains. Abstention may not be specified on the proposal relating to the election of directors. However, votes that are withheld will be excluded entirely from the vote and have no effect.

      If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon, such as the amendment of the 2001 Long-Term Incentive Plan. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

      All costs of preparing, assembling and mailing the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone or telecopier by officers and regular employees of the Company but no additional compensation will be paid them for the time so employed.

PROPOSAL 1 — ELECTION OF DIRECTORS

      Nine persons are to be elected to the Board of Directors. In connection with this year’s Annual Meeting, the Board of Directors approved an increase in the size of the Board from eight directors to nine directors. The Board of Directors, upon the recommendation of a majority of its independent directors, has nominated the persons listed below for election. If elected, each nominee will hold office until the Annual Meeting to be held in 2005, and until his successor is elected and shall qualify.

      The Board of Directors, in keeping with the new corporate governance rules of the American Stock Exchange (“AMEX”) on which the Company’s Common Stock is listed, has determined that a majority of the nominees for election as directors shall be independent as defined by those rules. Accordingly, the Board affirmatively determined that Messrs. DePerrior, Harden, Kratzer, Port, Robbins and White are independent. The Board also determined that the independent directors shall meet at least once a year in executive session without any non-independent directors or management.

      The following biographies set forth certain information with respect to the nominees for election as directors of the Company, none of whom is related to any other nominee or executive officer.

JAMES R. RIEDMAN, Age: 44

      James R. Riedman has been on our board of directors since 1993 and has been Chairman of our board of directors and Chief Executive Officer since 1996. Mr. Riedman is the former President of Riedman Corporation, a holding company that, until January 2000, included a commercial insurance agency that obtained property and casualty insurance coverage for us. Mr. Riedman is also a director of Harris Interactive Inc., a leading market research firm (NASDQ:HPOL). In fiscal 2000, Riedman Corporation sold its insurance business.

GREG A. TUNNEY, Age: 42

      Greg A. Tunney has been on our board of directors since 1998 and has been our President and Chief Operating Officer since 1998. From 1992 to 1998, Mr. Tunney was a Vice President of Brown Shoe Company. During his six years with Brown Shoe Company he headed up the Sales and Marketing Divisions for three different brands including “Life Stride”, “Connie”, and “Naturalizer” footwear brands. At the time Mr. Tunney was the youngest Vice President to be serving in the company. Prior to joining Brown Shoe Company, Mr. Tunney worked for the May Department Store Company in the Merchandising and Buying Division.

STEVEN M. DEPERRIOR, Age: 45

      Steven M. DePerrior has been on our board of directors since 1996. Since 1997, Mr. DePerrior has been employed with the Burke Group, an employee benefits administration and compensation consulting firm which provides services to us, as a recordkeeper. From 1997 until its sale in 2001, Mr. DePerrior was a principal in the Burke Group.

GREGORY M. HARDEN, Age: 48

      Gregory M. Harden has been on our board of directors since 1996. For more than the past five years he has served as President and Chief Executive Officer of Harden Furniture Co., Inc., a furniture manufacturer in McConnellsville, New York. Mr. Harden also serves on the board of directors of Oneida, Ltd. (NYSE:OCQ).

JOHN C. KRATZER, Age: 41

      John C. Kratzer was elected to our board of directors in November 2003. He has been President and Chief Executive Officer of JMI Realty, Inc., a vertically-integrated private real estate investment and development company based in San Diego, California, since 1998. Prior to that (from 1995 to 1997), he was founder and Chief Operating Officer of Homegate Hospitality, Inc., a publicly traded company that ultimately merged with Prime Hospitality (NYSE: PDQ), where he directed operations for the development and construction of hotel properties.

WILHELM PFANDER, Age: 65

      Wilhelm Pfander leads our development of footwear and outsourcing activities. He has been a director of our company since April 2000 and Senior Vice President — Sourcing and Development since February 2000. For more than five years prior to that, he was Vice President — Manufacturing and Product Development at Penobscot Shoe Company.

FREDERICK R. PORT, Age: 62

      Frederick R. Port mentors startup and maturing companies, global and domestic, with emphasis on strategy, transition management, acquisition and integration, and executive organization and recruiting and since 2000 has acted as a private consultant in that area. From 1995 to 2000, he served as a director of Callaway Golf (NYSE:ELY) and as President of Callaway Golf International. Prior to that (from 1993 to 1995) he was Managing Director of Korn/ Ferry International and President (from 1987 to 1992) of the Owl Companies, a private multiple-industry holding company.

JOHN M. ROBBINS, Age: 56

      John M. Robbins is Chairman and Chief Executive Officer of American Residential Investment Trust (AMX:INV), which he co-founded in 1997, and American Mortgage Network, a subsidiary of American Residential Investment Trust founded in 2001. Formerly (from 1983 to 1994), Mr. Robbins was Chairman and Chief Executive Officer of American Residential Mortgage (NASDQ:AMRS), one of the nation’s largest mortgage banking firms prior to its sale to Chase Manhattan Bank in 1994. Mr. Robbins is a director of Garden Fresh Restaurant Corporation (NASDQ:LTUS) and a Trustee of the University of San Diego.

RICHARD E. WHITE, Age: 51

      Richard E. White currently acts as a consultant to trade associations. From 1999 to 2002 he was President and Chief Executive Officer of Reed Exhibitions North America, the largest business-to-business event organizing company in North America. From 1997 to 1999 he was General Manager, Subsidiary Brands, of three of Nike Inc.’s four subsidiary companies, including Cole Haan and Bauer. He founded in 1994 and then lead for three years Strategic Merchandising Associates, a sports and leisure marketing and merchandising agency, and also served for 15 years as President and Chief Executive Officer of Major League Baseball Properties, Inc.

      The Board wishes to recognize the valuable contributions of Edward Bloomberg and Gary Pflugfelder as directors of the Company for many years. Messrs. Bloomberg and Plugfelder are retiring from the Board. The Board wishes them well.

      Mr. Kratzer, who was elected a director in November 2003 and Messrs. Port, Robbins and White who, with Mr. Kratzer, have been nominated for the first time to be elected by the stockholders as directors, are expected to make important contributions to the Company. The Company’s vision for growth makes their respective skills and experience especially valuable. They were recommended for nomination by James R. Riedman, the Company’s principal stockholder and CEO.

      A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. The Board of Directors unanimously recommends a vote FOR the nominees named above. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

A.     Meetings Of Board And Committees

      The Board of Directors held six meetings during 2003. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and any committee on which he served.

      The Board has an Executive Committee whose function is to act when the full Board of Directors is unavailable. It has the authority of the Board in the management of the business and affairs of the Company, except those powers that cannot be delegated by the Board of Directors by law. Messrs. Riedman, Tunney, Harden and DePerrior are members of the Committee which met once in 2003.

      The Board has a Compensation Committee whose function is to review and recommend to the Board for determination executive compensation, including salary, bonus, grant of stock options under the Company’s 2001 Long-Term Incentive Plan, and matters relating to the Company’s benefit plans. The members of the Compensation Committee at the end of 2003 were Messrs. Pflugfelder, DePerrior and Bloomberg, each an independent director. The Compensation Committee met four times during 2003, including acting by unanimous written consent three times. On February 5, 2004, the Board adopted a new Compensation Committee Charter which sets forth the role, independence and responsibilities of Compensation Committee members.

      The Board has a Retirement Plan Committee to administer its Retirement Savings Partnership Plan. Messrs. Riedman and DePerrior are members of the Committee which acted by unanimous written consent one time during the year.

      The Board has a Nominating and Governance Committee whose function is to assist the Board in identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of stockholders; to assist the Board in establishing and implementing an effective corporate governance policy; to recommend appropriate committee charters; to lead the Board in its annual review of the Board’s performance, and to recommend to the Board director nominees for each committee. The Committee was established in 2004 with adoption of a Charter. Members are to be independent as defined in AMEX listing standards and will be appointed at the annual meeting of the Board following the stockholders’ meeting on May 11, 2004. Prior thereto the entire Board has acted as a nominating committee and approved the nominees for election at this stockholders’ meeting upon the recommendation of a majority of the independent directors.

      The Nominating Committee will consider director candidates recommended by stockholders who comply with the timing, procedures and information requirements of Section 1.11 of the Company’s By-laws, a copy of which is attached hereto as Attachment D. In considering such candidates, the Committee will take into account a number of factors including:

•	The size and composition of the existing Board.

•	Whether the candidate has expertise that may be useful to the Company.

•	Judgment, skill, integrity and reputation.

•	Existing commitments to other businesses.

•	Potential conflicts of interest or legal considerations.

      Before nominating a sitting director for re-election at the annual meeting, the Committee will consider:

•	The director’s performance on the Board; and

•	Whether the director’s re-election would be consistent with the Company’s governance guidelines.

      When seeking candidates for director, the Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation and considering the candidate suitable, the Committee will interview the candidate and will ask the candidate to meet with other directors and management. If the Committee believes the candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election.

      The Board also has an Audit Committee whose function is to retain the Company’s independent accountants, reviewing their independence, reviewing and pre-approving any non-audit services that they may perform, reviewing the adequacy of accounting and financial controls, reviewing the Company’s critical accounting policies and reviewing and approving any related party transactions. Committee members at the end of 2003 were Messrs. Harden, Bloomberg and Pflugfelder, each of whom was determined by the Board to be independent as defined in AMEX listing standards. The Audit Committee met six times during 2003.

      The Audit Committee Report to Stockholders is found on page 16.

      In accordance with the requirements of AMEX, the Board has designated Gregory Harden, Chairman of the Audit Committee, as its Financial Expert. However, as specified by the SEC, such designation does not impose on him any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on him as a member of the Audit Committee and the Board of Directors in the absence of such designation; nor does it affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

      On February 5, 2004 the Board of Directors adopted a new Audit Committee Charter which sets forth the Company’s policies with respect to the role, independence and responsibilities of Audit Committee members. A copy of that charter, as well as the charters of the Compensation Committee and Nominating and Governance Committee are attached hereto as Attachments A, B and C.

      Notwithstanding anything to the contrary set forth in the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement, in whole or in part, the Compensation Committee Report, Audit Committee Report and Performance Graph contained in this proxy statement shall not be incorporated by reference into any such filings.

B.     Compensation Of Directors/ Attendance at Annual Meetings

      The 2003 annual retainer for each Director who is not an officer of the Company was $7,500 cash and an option to purchase 10,000 shares of Common Stock, awarded at the annual meeting of directors or when elected to the Board, with an exercise price equal to the market price of the Company’s stock on that date. Fifty percent of the director options vests immediately and the balance vests equally on the first and second anniversary of the date of grant, if the option holder continues to be a director on those dates.

      The annual meeting of the Board of Directors is scheduled in conjunction with the annual meeting of Stockholders and it is expected that the directors will attend, absent a valid reason. Last year all seven directors attended the annual meeting of Stockholders.

C.     Stock Ownership Of Certain Beneficial Owners And Management

      The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock by each beneficial owner known by the Company to own more than 5% of the Common Stock, each current director (two whom are retiring), each nominee for director, the Chief Executive Officer of the Company, the four most highly compensated executive officers other than the CEO and all directors, nominees for director and executive officers of the Company as a group, as of March 19,

2004, including shares which underlie options which can be exercised within 60 days. All share amounts reflect the two-for-one split of the Company’s Common Stock which occurred at the close of business on June 12, 2003. Except as indicated below, and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to the stock listed.

	Amount and
	Nature of
	Beneficial	Percent
Name of Beneficial Owner	Ownership(1)(2)(3)	of Class

Executive Officers, Directors, and Nominees
James R. Riedman(4)	2,723,427	49.2%
Greg A. Tunney	187,974	3.6%
Kenneth E. Wolf(5)	46,761	*
Wilhelm Pfander	46,651	*
Steven M. DePerrior(6)	817,745	16.0%
Gregory M. Harden	21,898	*
John C. Kratzer	5,000	*
Frederick R. Port(7)	700	*
John M. Robbins	0	0.0%
Richard E. White	0	0.0%
Edward Bloomberg,(8)	263,998	5.2%
Gary E. Pflugfelder(9)	32,898	*
All current directors and executive officers as a group (10 persons)	3,294,865	56.6%

Beneficial Owners of 5% or more
Riedman Corporation	632,710	11.8%
Retirement Committee of the Phoenix Footwear Group, Inc. Retirement Savings Partnership Plan(10)	798,847	15.7%
Harrison Trask(11)	440,507	8.6%

*	Less than 1% of our outstanding common stock.

(1)	Unless otherwise noted, each person has sole voting and dispositive power with respect to all shares of common stock beneficially owned.

(2)	Includes shares issuable upon the exercise of outstanding stock options as follows:

James R. Riedman	187,862
Greg A. Tunney	148,159
Kenneth E. Wolf	16,667
Wilhelm Pfander	30,000
Steven M. DePerrior	17,898
Gregory M. Harden	17,898
John C. Kratzer	5,000
Edward Bloomberg	22,898
Gary E. Pflugfelder	22,898

All current directors and officers as a group (10 persons)	469,280

Riedman Corporation	250,000

(3)	Includes shares held in such person’s account under our 401(k) Plan over which, by the terms of the plan, each has investment control, but not voting control:

Greg A. Tunney	31,815
Kenneth E. Wolf	5,174
Wilhelm Pfander	16,651

(4)	Includes 5,333 shares allocated to Mr. Riedman’s account in our 401(k) Plan and the following shares of which Mr. Riedman disclaims beneficial ownership: 632,710 shares beneficially owned by Riedman Corporation, of which Mr. Riedman is a shareholder, 24,400 shares owned by his children; 63,570 shares held by an affiliated entity; and 798,847 shares held by our 401(k) Plan, including those 5,333 shares allocated to his account. Mr. Riedman is a member of our board of directors’ retirement plan committee, which serves as fiduciary for the 401(k) Plan, and through that committee he shares voting control over such shares, and shares investment control over 478,513 shares not yet allocated to plan participants.

(5)	Includes 920 shares owned by family members, as to which Mr. Wolf disclaims beneficial ownership.

(6)	Includes 798,847 held by our 401(k) Plan. Mr. DePerrior is a member of our board of directors’ retirement committee, which serves as fiduciary for the 401(k) Plan, and through that committee he shares voting control over such shares, and shares investment control over 478,513 shares not yet allocated to plan participants.

(7)	Shares held by the Frederick and Linda Port Family Trust dated February 23, 2000, of which Mr. Port serves as trustee.

(8)	Includes 25,800 shares held by members of Mr. Bloomberg’s family and 123,000 shares held by Mr. Bloomberg on behalf of clients in his capacity as an investment advisor, as to which Mr. Bloomberg disclaims beneficial ownership. Mr. Bloomberg’s mailing address is 141 Crown Road, Kentfield, California 94904.

(9)	Includes 1,000 shares owned by a family member, as to which Mr. Pflugfelder disclaims beneficial ownership.

(10)	The members of our board of directors’ retirement committee, which serves as fiduciary for our 401(k) plan, share voting control over these shares, and share investment control over 478,513 shares not yet allocated to plan participants. The plan’s mailing address is c/o Phoenix Footwear Group, Inc., 5759 Fleet Street, Suite 220, Carlsbad, California 92008.

(11)	Includes 31,466 shares that are held in escrow subject to the terms of an escrow agreement entered into by and among Phoenix Footwear, Nancy Delekta (as the stockholder representative of the former H.S. Trask stockholders) and American Stock Transfer & Trust Company (as escrow agent) to secure indemnification obligations pursuant to the Agreement and Plan of Merger among us, our wholly-owned subsidiary PFG Acquisition, Inc. (now known as H.S. Trask & Co.), H.S. Trask and Nancy Delekta (as stockholder representative) and certain related documents. See “Certain Relationships and Related Transactions.” The Company has made a claim for indemnity against the former H.S. Trask stockholders. If the Company is successful, all such shares would be used to satisfy these claims. Nancy Delekta (as stockholder representative) has voting control over the shares while they are held in escrow. Mr. Trask’s mailing address is 101 Sourdough Road, Bozeman, Montana 59715.

D.     Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who hold more than 10% of its Common Stock to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Common Stock. Officers, directors and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, with respect to its 2003 fiscal year, all filing requirements applicable to the Company’s officers, directors and greater-than-10% stockholders were complied with, except one of the directors was late in reporting the 10,000 share option granted to him at the last annual meeting as part of his director compensation.

E.     Communications With Directors

      Stockholders who wish to communicate with the Board or any individual director can write to:

           Phoenix Footwear Group, Inc.

Board Administration
5759 Fleet Street, Suite 220
Carlsbad, California 92008

      The letter should indicate that the sender is a stockholder. Depending on the subject matter, Management will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the matter directly (as where information about the Company or its stock is requested); or

•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

      A summary of all communications that were received since the last meeting and were not forwarded will be presented at each Board meeting along with any specific communication requested by a director.

EXECUTIVE OFFICERS AND KEY EMPLOYEE OF THE COMPANY

Executive Officers

      In addition to Mr. Riedman, Mr. Tunney and Mr. Pfander who are also directors, the Company’s executive officers are as follows:

      Kenneth E. Wolf — Chief Financial Officer and Treasurer. Prior to joining the Company on February 1, 2003, Mr. Wolf was employed as Senior Vice President, Finance & Controller of Callaway Golf Company (NYSE) where he worked for nine years. Mr. Wolf is 43 years of age and a certified public accountant.

      Francisco Morales — President of our Royal Robbins subsidiary. He has served in that capacity since October 2002. Prior to that time he served as Director of Product Development and Packaging in 2002 for Dick’s Sporting Goods, Inc., and was their Manager of Product Development from 2000 to 2002. Mr. Morales was the Textile Sourcing Manager for LL Bean, Inc., in fiscal 2000, and a raw materials engineer with them from fiscal 1998 to fiscal 2000. Mr. Morales is 30 years of age.

Key Employee

      Larry Torchin — Vice President — Design and Product Development since September 2003. Prior to joining us, Mr. Torchin was the President of MTI from 1999 to 2003. MTI sources and designs footwear for many branded companies and retailers in the U.S. Before MTI, Mr. Torchin was the founder and a principal of Larry Stuart Ltd., a premium brand of women’s footwear. This brand, produced in Italy, grew to national status and was acquired by Brown Shoe Company in 1995. Mr. Torchin has also served as Vice President of Product Development for Benco International and later G.H. Bass Shoe companies. Mr. Torchin is 53 years of age.

A.     Compensation of Executive Officers

      The following information concerning annual and long-term compensation is furnished for the years 2001, 2002 and 2003 with respect to the Chief Executive Officer of the Company and each executive officer of the Company who received salary and bonus for 2003, which exceeded $100,000 (the “Named Officers”).

Summary Compensation Table

							Long-Term
	Annual Compensation						Compensation
					Other Annual		Securities
Name and Principal Position	Year	Salary		Bonus	Compensation		Underlying Options

James R. Riedman	2003	$186,058	(1)	—	—		66,666
(Chairman and CEO)	2002	$85,000		—	—		10,000	(3)
	2001	$75,000		—	—		152,898	(3)(4)
Greg A. Tunney	2003	$225,204		$20,028	$27,043	(2)	—
(President & COO)	2002	$200,280		$58,084	—		50,000
	2001	$181,883		—	—		—
Kenneth Wolf	2003	$135,589		—	—		50,000
(CFO & Treasurer)
Wilhelm Pfander	2003	$142,807		$14,040	$24,009	(2)	—
(Senior VP — Sourcing &	2002	$139,465		$41,500	—		20,000	(5)
Development)	2001	$125,154		—	—		—

(1)	Mr. Riedman became our full-time employee on March 1, 2003 with an annual salary of $225,000. Effective January 1, 2004, his salary was increased to $325,000 annually.

(2)	Represents the value of other compensation earned through the annual allocation of shares to our 401(k) plan.

(3)	Options for 2,898 shares and 10,000 shares were granted in 2001 and 2002, respectively, to Mr. Riedman (and to each of our other directors who was not a full-time employee) as part of his annual retainer fee as director and not as part of his compensation.

(4)	Represents an options to purchase 150,000 shares which were granted to Mr. Riedman in 2001 for his guarantees of additional bank financing for us.

(5)	In 2000, we also entered into a deferred compensation agreement with Mr. Pfander whereby we will pay him $100,000 during the first year following his retirement after age 65.

B.     Equity Compensation Plan Information

      Information about the Company’s equity compensation plans at December 27, 2003 is as follows:

	Number of securities		Number of securities
	to be issued upon	Weighted average	remaining available for
	exercise of	exercise price of	future issuance under
	outstanding options,	outstanding options,	equity comp plans
Plan Category	warrants and rights	warrants and rights	(excluding (a))

	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	648,000	$4.03	433,000
Equity compensation plans not approved by stockholders(2)	398,000	$2.07	0

Total	1,046,000	$3.28	433,000

(1)	Consists of the following plans: 2001 Long-Term Incentive Plan and the 1995 Stock Incentive Plan. No shares are available for grant under the 1995 Stock Incentive Plan at December 27, 2003. The 2001 Long-Term Incentive Plan permits the award of stock, stock options, stock appreciation rights and other stock-based awards. See “Proposal 2 — Increase Shares Available Under 2001 Long-Term Incentive Plan.”

(2)	Consists of options granted to James R. Riedman and Riedman Corporation in connection with financial guaranties and loans granted to us in 1997, 1999 and 2001.

C.     Option Grants In Last Fiscal Year

					Potential Realizable
					Value at Assumed
		Percent of Total			Annual Rates of Stock
		Options			Price Appreciation for
	Number of Shares	Granted to	Exercise		Option Term
	Underlying	Employees in	Price Per	Expiration
Name	Options Granted	Fiscal Year(1)	Share	Date	5%	10%

James A. Riedman	66,666 (2)	20%	$3.13	3/1/13	$131,228	$332,558
Greg A. Tunney	—	—	—	—	—	—
Wilhelm Pfander	—	—	—	—	—	—
Kenneth E. Wolf	50,000 (2)	15%	$3.575	2/1/13	$112,415	$284,881

(1)	Based on options to purchase 331,666 shares granted to our employees in fiscal 2003.

(2)	The options are exercisable in cumulative one-third installments vesting annually beginning on the first anniversary of the date of grant. The grant dates for Messrs. Riedman and Wolf were March 1, 2003 and February 1, 2003, respectively.

D.     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End (FYE) Option Values

			Number of Shares
			Underlying Unexercised	Value of Unexercised
			Options at FYE	In the Money Options
			Exercisable/	at FYE Exercisable/
	Shares Acquired	Value	Unexercisable	Unexercisable
Name	On Exercise	Realized	(#)	($)(2)

James R. Riedman	0	0	158,398/69,166(1)	$876,832/$295,639
Greg A. Tunney	0	0	150,000/0	$764,250/$0
Kenneth E. Wolf	0	0	0/50,000	$0/$195,750
Wilhelm Pfander	0	0	30,000/0	$134,400/$0

(1)	Options for 2,898 shares and for 10,000 shares were granted in 2001 and 2002, respectively, to Mr. Riedman and each of our other directors who was not a full-time employee as part of his annual retainer fee as director. We do not deem these options to Mr. Riedman as compensation for his services as CEO.

(2)	Based on the last reported sale price of our common stock of $7.49 on December 26, 2003, the last trading day of fiscal 2003, as reported by the American Stock Exchange, minus the exercise price per share.

E.	Compensation Committee Interlocks and Insider Participation/ Compensation Committee Report on Executive Compensation

      The members of the Compensation Committee during 2003 were Messrs. Pflugfelder, DePerrior and Bloomberg. Other than Mr. Pflugfelder, who is the Company’s Secretary, none of them is or was:

•	an officer or employee of the Company or its subsidiary, or

•	an employee of an entity whose board of directors (or compensation committee) includes an executive officer of the Company or

•	an employee of a entity who directly or indirectly benefits from its transactions with the Company or

•	a family member of a person whose compensation is in any way affected by any Company executive officer.

      The Board determined that each of them is independent as defined in Rule 121B of AMEX.

      The policies of the Compensation Committee of the Board of Directors of the Company are highly performance-related and are intended to motivate and reward individual performance that contributes to the attainment of the operational, financial and strategic goals set by management to build shareholder value.

      With Mr. Riedman becoming our full-time Chief Executive Officer on March 1, 2003, the Compensation Committee recommended and the Board of Directors approved that his annual compensation be increased to $225,000 and that he be awarded an option to purchase 66,666 shares of our Common Stock. In determining his compensation, the committee’s considerations included the following factors directly related to the Company’s performance: the leadership which he has provided in identifying, pursuing and concluding growth initiatives; disposing of underperforming properties; reducing the Company’s indebtedness; and, enhancing the perception of the Company’s stock. We also approved an employment agreement for Mr. Riedman, effective January 1, 2004. In approving the terms of the agreement, and his corresponding increase in salary to $325,000 per year, the committee considered the Company’s successful conclusion of targeted acquisitions in 2003, and the consequent growth in his responsibilities.

      Executive officers of the Company receive an annual base salary and are eligible for grants of stock options and performance-based cash bonuses. Base salaries are normally adjusted annually, based upon general industry changes in salary levels, individual and Company performance and levels of duties and responsibilities. These factors also go into the committee’s determination of stock option and bonus awards for executive officers.

      Stock options are generally awarded once every 2 years under the 2001 Long-Term Incentive Plan component of the Company’s executive incentive program, which gives the Compensation Committee discretion to award stock options to executive employees.

PHOENIX FOOTWEAR
COMPENSATION COMMITTEE

Gary E. Pflugfelder
Steven M. DePerrior
Edward Bloomberg

F.     Code of Ethics

      The Board of Directors has amended its long-standing policies on ethical behavior to include the new requirements of the SEC and AMEX. This Code of Ethics applies to all directors, officers and employees, and is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. A copy has been filed with the SEC as Exhibit 14 to the Company’s Annual Report on Form 10-K for 2003, dated March 26, 2004.

G.     Employment Agreements

      We entered into a three-year employment agreement with James Riedman, our Chairman and Chief Executive Officer, effective January 1, 2004. The agreement provides for an annual base salary of $325,000 and participation in executive bonus plans as may be established. If Mr. Riedman is terminated without cause, he will be entitled to be paid salary and benefits for 18 months. If he is terminated without cause in connection with a change of control, Mr. Riedman will be entitled to be paid approximately three times his base salary.

The agreement also provides for confidentiality, employee non-solicitation and customer non-solicitation covenants that extend for one-year after the termination of his employment.

      In September 2003, we renewed the employment agreement with Greg Tunney, our President and Chief Operating Officer. The agreement provides for an annual base salary of $245,000 and participation in executive bonus plans as may be established. If Mr. Tunney is terminated without cause, he will be entitled to be paid salary and benefits for 18 months. If he is terminated without cause in connection with a change of control, Mr. Tunney will be entitled to be paid approximately two times his base salary. The agreement also provides for confidentiality, employee non-solicitation and customer non-solicitation covenants that extend for one-year after the termination of his employment.

      We have also entered into a deferred compensation agreement with our Senior Vice President-Sourcing and Development, William Pfander. Upon his retirement, we have agreed to pay Mr. Pfander $100,000 less applicable payroll taxes. The agreement also contains one year non-compete and non-solicitation of employees provisions following the date he leaves employment with us.

      Concurrent with our acquisition of Royal Robbins on October 31, 2003, we entered into an employment agreement with Francisco Morales as President of Royal Robbins. Mr. Morales had been a minority owner of Royal Robbins and had served as President of Royal Robbins since October 2002. The agreement provides for a base salary of $160,000 for two years, with opportunity for bonuses. In connection with his employment, Mr. Morales received a 10-year option to purchase 50,000 shares of our common stock at a price of $7.01 per share (the market price on the date of grant), vesting one-third after one year, two-thirds after two years and entirely after three years. If he is terminated without cause, Mr. Morales will be entitled to be paid six months salary and benefits (other than incentive compensation). The agreement also provides for confidentiality, employee non-solicitation and non-competition covenants that extend for one-year after the termination of his employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Other than the employment agreements with Messrs. Riedman, Tunney and Morales described above, since January 1, 2003 there have been no transactions or series of transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee, officer or holder known to us of more than 5% of our common stock, or any member of the immediate family of any of them, is a party, directly or indirectly, except as follows:

      Since hiring him as Vice President — Product Development and Sourcing on October 31, 2003, we have been in discussions with Larry Torchin to acquire his private label footwear business. The proposed agreement provides that the purchase price would be paid solely through an earnout equal to the net earnings in 2006 from that business. A final agreement on this proposed transaction has not been reached. There can be no assurance that we will complete this proposed transaction or that it will be completed on terms favorable to us.

      We acquired all of the outstanding shares of capital stock of H.S. Trask in August 2003. Harrison Trask, the then Chief Executive Officer and controlling shareholder of H.S. Trask, received 440,507 shares of our common stock with an aggregate value of $2,013,117 and nominal cash consideration in consideration for his interest in H.S. Trask. We also agreed to register for resale the shares issued to the former common stockholders of H.S. Trask and we entered into an escrow agreement as described in Note 11 to the “Stock Ownership of Certain Beneficial Owners and Management” table.

      We also entered into an employment agreement with Mr. Trask, which agreement provided for an annual base salary of $100,000 and expired on December 31, 2003, and a consulting agreement with Mr. Trask that expires in December 31, 2005. The consulting agreement provides for an annual fee of $90,000, and Mr. Trask agreed not to compete with us through December 31, 2005.

STOCKHOLDER RETURN PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on Phoenix Footwear Group, Inc. Common Stock to the Standard & Poor’s Small Cap 600 Index and The Standard & Poor’s 600 Footwear Index, assuming an investment of $100 at the beginning of the period indicated. These indices are weighted based on the market capitalization of the companies included in each Index.

	1998	1999	2000	2001	2002	2003

Phoenix Footwear	$100.00	$117.16	$120.12	$134.91	$202.96	$443.20
S & P 600 Footwear	$100.00	$121.01	$232.61	$171.74	$201.45	$331.88
S & P Small Cap 600	$100.00	$111.86	$123.73	$131.07	$110.73	$152.54

      The Phoenix Footwear Group Index is based upon the closing prices of Phoenix Footwear Group Common Stock at December 31, 1998, 1999, 2000, 2001, 2002 and December 27, 2003 of $1.685, $1.98, $2.03, $2.275, $3.425 and $7.49, respectively. These share prices reflect the two-for-one split of the Company’s Common Stock, which occurred at the close of business on June 12, 2003. The stock price performance shown on the graph is not necessarily indicative of future price performance.

      The Stockholder Return Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this document by reference and shall not otherwise be deemed filed.

PROPOSAL 2 — INCREASE SHARES AVAILABLE

UNDER 2001 LONG-TERM INCENTIVE PLAN

      The Company’s 2001 Long-Term Incentive Plan was approved by the Company’s stockholders at the Annual Meeting held on April 26, 2001. The 600,000 shares of Common Stock authorized to be issued under the Plan were increased to 1,000,000 by the stockholders at the Annual Meeting held on May 22, 2003. The Board of Directors asks that the number be increased once more to 1,500,000 shares.

      In relocating its administrative offices from Old Town, Maine to Carlsbad, California and staffing its key positions with persons whose skills and experience could implement its growth, the Company found it necessary to grant many stock options. Only 174,935 shares remain available under the Plan. Management believes that the ability to grant stock options and other awards under the Plan is critical to the retention of key employees and the recruitment of new employees. Stock options and awards provide incentives to employees and flexibility to the Company in negotiating terms of possible acquisitions. Thus, on March 17, 2004 the Board unanimously approved a resolution subject to stockholder approval, to amend Section 4(a) of the Plan to increase from 1,000,000 to 1,500,000 the number of shares of Common Stock which may be awarded thereunder.

A.     Description of the Plan

      The Plan provides for the grant of stock options, stock appreciation rights, stock awards and cash awards. Stock options may be incentive stock options that comply with Section 422 of the Internal Revenue Code of 1986, as amended (“Code”) or non-qualified stock options. The Compensation Committee administers the Plan. Awards may be granted to employees and directors and persons who provide consulting or other services to the Company deemed by the Board of Directors to be of substantial value to the Company. Awards may also be made as part of an employment offer. The Company currently has approximately 130 employees and 5 non-employee directors who would be eligible to participate in the plan. Future allocation of awards under the Plan is not currently determinable as the allocation is dependent upon future decisions to be made by the committee in its sole discretion, and the applicable provisions of the Plan.

      Stock options may be granted at exercise prices that are no less than 100% of the fair market value of the Company’s common stock on the date of the grant. The exercise price of any stock option may, at the discretion of the committee, be paid in cash or by surrendering shares or another award under the Plan, valued at fair market value on the date of exercise, or any combination of cash or stock.

      Stock appreciation rights are rights to receive, without payment to the Company, cash or shares of Company common stock with a value determined by reference to the difference between the exercise or strike price of the stock appreciation rights and the fair market value or other specified valuation of the shares at the time of exercise. Stock appreciation rights may be granted in tandem with stock options or separately.

      Stock awards may consist of shares of the Company’s common stock or be denominated in units of shares of common stock. A stock award may provide for voting rights and dividend equivalent rights. Stock awards may be granted at no less than 100% of the fair market value of Phoenix Footwear common stock on the date of the grant.

      The committee may specify conditions for awards, including vesting service and performance conditions. Vesting conditions may include, without limitation, provision for acceleration in the case of a change-in-control of the Company, and performance conditions may include, without limitation, conditions based on achievement of specific business objectives, increases in specified indices and attaining specified growth measures or rates.

      An award may provide for the granting or issuance of additional, replacement or alternative awards upon the occurrence of specified events, including the exercise of the original award.

      An award may provide for a tax gross-up payment to a participant if a change-in-control of the Company results in the participant owing an excise tax or other tax above the rate ordinarily applicable, due to the parachute tax provisions of Section 280G of the Code or otherwise. The gross-up payment would be in an amount so that the net amount received by the participant, after paying the increased tax and any additional taxes on the additional amount, would be equal to that receivable by the participant if the increased tax were not applicable.

      Our common stock is listed for trading on the American Stock Exchange under the symbol “PXG”. On April 2, 2004 the last reported sale price of our common stock on the American Stock Exchange was $9.16 per share.

B.     Certain Federal Income Tax Consequences

      Incentive stock options granted under the Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares.

      All other options granted under the Plan will be nonstatutory stock options and will not qualify for any annual tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. The Company will be entitled to a corresponding deduction for such amount. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

      The recipient of stock appreciation rights would not recognize any taxable income at the time of grant. The recipient would recognize ordinary income for federal income tax purposes on amounts received in settlement of the stock appreciation rights at the time they are received. The Company generally is entitled to a deduction equal to the amount included by the employee in income.

      The recipient of a stock award will generally recognize ordinary income at the time the Company’s common stock associated with such stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the Plan and the recipient had not elected otherwise, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

      The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to the recipients of awards under the Plan, or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of recipient’s death.

C.     New Plan Benefits

      The following table sets forth information concerning the options previously granted pursuant to the Plan since its adoption as of the date hereof to the persons and groups of persons listed below:

Number of Shares
Name	Underlying Options

Named Officers
James R. Riedman	184,306
Greg A. Tunney	131,159
Kenneth E. Wolf	100,000
Wilhelm Pfander	20,000
All Current Executive Officers as a Group (5 persons)	485,465
All Current Directors (excluding executive officers)	101,592

Director Nominees
Frederick Port	0
John Robbins	0
Richard White	0
All Employees as a Group (other than current executive officers)	183,000

      No options under the Plan were awarded to any person, other than those named above, who received 5 percent or greater of the options awarded thus far.

D.     Principal Differences

      The Plan is proposed to be amended to increase the number of shares that may be granted as awards from 1,000,000 to 1,500,000.

E.     Registration

      We intend to register the additional shares of stock available for issuance under a Registration Statement on Form S-8 to be filed with the SEC as soon as practicable after approval of the amendment to the Plan.

F.     Vote Required For Approval

      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented at the meeting and entitled to vote is required for the adoption of this amendment to the 2001 Long-Term Incentive Plan.

      The Board of Directors recommends a vote FOR approval of the amendment to the Plan to increase from 1,000,000 to 1,500,000 the number of shares of Common Stock which can be awarded thereunder.

FINANCIAL MATTERS WITH DELOITTE & TOUCHE LLP

      In accordance with its Charter and the Rules of the Securities and Exchange Commission and AMEX, the Audit Committee has retained Deloitte & Touche LLP (“Deloitte”) as the independent auditors of the Company for 2004. Deloitte has served as the Company’s independent auditors since 1973.

      A representative of Deloitte will be present at the meeting to answer questions and make a statement if he desires to do so.

A.     Audit Committee Report

      The Audit Committee has reviewed and discussed with management the Company’s consolidated financial statements audited by Deloitte. It has also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards 61 including the role of the auditor, the Company’s significant accounting policies, the methodology used by management in making significant accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates, the methodology used by management in making significant adjustments in the financial statements, any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements, any difficulties encountered in performing the audit, and certain other matters. Deloitte has provided the Committee with the written disclosures and letter required by Independent Standards Board Statement No. 1 and the Committee has discussed with Deloitte, Deloitte’s independence. Based on the review and discussions mentioned, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2003 for filing with the Securities Exchange Commission.

Respectfully submitted,

The Audit Committee:
Gregory M. Harden
Edward Bloomberg
Gary E. Pflugfelder

B.     Independent Auditor Fees and Services

      The following table presents fees billed for professional services rendered by Deloitte for the fiscal years 2003 and 2002:

	2003	2002

Audit Fees	$117,000	$94,000
Audit Related Fees(1)	112,000	41,000
Tax Fees(2)	39,000	46,000

Deloitte Total Fees	$268,000	$181,000

(1)	Audit Related Fees in 2003 represented fees for acquisition due diligence, assistance with the dissenters litigation, review of various public filings with the SEC, pension and benefit plan consultation, incentive stock option treatment and auditing the Company’s employee benefit plan. Audit Related Fees in 2002 represented fees for services in auditing the Company’s employee benefit plans and due diligence associated with potential acquisitions.

(2)	Tax Fees represent fees billed for professional services rendered by Deloitte for tax compliance (including federal, state and local sales and use and property returns) and tax examination assistance.

      All audit services and fees were pre-approved by the Audit Committee. Additionally, in each instance the Audit Committee considered and pre-approved such non-audit services. The Audit Committee has not adopted any pre-approval policies and procedures for audit and non-audit services to be performed by the independent auditors. Such services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

PROPOSALS FOR NEXT ANNUAL MEETING

      A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Stockholders of the Company must be received by the Company no later than December 23, 2004. The procedure and timing to be followed and the information to be provided are set forth in Section 1.11 of the Company’s By-laws. A copy of which is attached hereto.

      STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 19, 2004 AND BENEFICIAL OWNERS OF THE COMPANY’S COMMON STOCK ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY’S 2003 ANNUAL REPORT TO THE SEC ON FORM 10-K. STOCKHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO: KENNETH E. WOLF, CHIEF FINANCIAL OFFICER, PHOENIX FOOTWEAR GROUP, INC., 5759 FLEET STREET, SUITE 220, CARLSBAD, CALIFORNIA 92008.

JAMES R. RIEDMAN
Chairman and CEO

April 13, 2004

ATTACHMENT A

PHOENIX FOOTWEAR GROUP, INC.

AUDIT COMMITTEE CHARTER

ROLE

      The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the “independent auditor”), performance of the internal auditor (when appointed) and the Company’s internal audit function, and such other duties as directed by the Board. The Committee’s role includes discussing with management the Company’s processes to manage financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee has sole authority over the appointment of the independent auditor and is directly responsible for compensation, and oversight of the independent auditor.

MEMBERSHIP

      The membership of the Committee consists of at least three directors. Each member shall meet the experience requirements of the listing standards of the American Stock Exchange (“AMEX”) and applicable laws and regulations and one member shall be designated Audit Committee Financial Expert. Each member will be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence. Committee members will not serve simultaneously on the audit committees of more than two other public companies. The Board appoints the chairperson.

OPERATIONS

      The Committee meets at least once each quarter. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision hereof, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

COMMUNICATIONS/REPORTING

      The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the Company’s internal auditors, and the Company’s management. This communication will include periodic separate executive sessions with each of these parties.

EDUCATION

      The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

AUTHORITY

      The Committee will have the authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Company will provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for the payment of compensation to the advisors and independent auditor employed by the Committee as well as for the Committee’s ordinary administrative expenses.

COMPLAINTS

      The Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for maintaining the confidentiality of anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

RESPONSIBILITIES

      The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter. The Committee will review and reassess the adequacy of this Charter annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices and recommend any proposed changes to the Board.

      The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.

Adopted February 5, 2004

PHOENIX FOOTWEAR GROUP, INC.

AUDIT COMMITTEE RESPONSIBILITIES CALENDAR

WHEN PERFORMED
Audit Committee Meetings

As
	RESPONSIBILITY	Q1	Q2	Q3	Q4	Needed

1.	To perform such other functions as assigned by law or the Board of Directors.					x

2.	To conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee will have the power and authority, as it deems necessary or appropriate, to retain and compensate independent legal, accounting or other advisors.					x

3.	To meet quarterly or more frequently as circumstances require The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.	x	x	x	x	x

4.	To prepare the agenda for Committee meetings in consultation among the Committee chair (with input from the Committee members), Finance management (including the internal auditor when appointed) and the independent auditor.	x	x	x	x	x

5.	To provide an open avenue of communication among the independent auditor, Finance management and the Board of Directors and to report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.					x

6.	To review and update the Audit Committee Charter and Responsibilities Calendar annually.			x

7.	To provide a report in the annual proxy statement that includes the Committee’s review and discussion of matters with management and the independent auditor.	x

8.	To include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					x

9.	To appoint and replace the independent auditor and approve the terms of its engagement.		x

10.	To provide oversight of the independent auditor and resolve any disagreements between management and the independent auditor about financial reporting.	x	x	x	x	x

11.	To establish and oversee a policy designating permissible services that the independent auditor may perform for the Company and providing for pre-approval of those services by the Committee, subject to the de minimis exceptions permitted under applicable rules.	x	x	x	x	x

12.	To review and approve the appointment or change in the Internal Auditor.					x

13.	To confirm annually the independence of the independent auditor and quarterly review the firm’s non-audit services and related fees.	x

14.	To verify that the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication.		x

WHEN PERFORMED
Audit Committee Meetings

As
	RESPONSIBILITY	Q1	Q2	Q3	Q4	Needed

15.	To review the independence of each Committee member based on AMEX and SEC rules.		x

16.	To inquire of Finance management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.	x	x	x	x

17.	To review with the independent auditor and Finance management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and, where appropriate, the use of independent public accountants other than the appointed auditors of the Company.	x	x			x

18.	To consider and review with Finance management and the independent auditor:
	a. The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation and report about the Company’s assessment.	x
	b. The adequacy of the Company’s internal controls including computerized information system controls and security.	x
	c. Any related significant findings and recommendations of the independent public accountants and internal audit together with management’s responses thereto.					x

19.	To review with Finance management any significant changes to GAAP policies or standards.	x	x	x	x

20.	To review with Finance management and the independent auditor at the completion of the annual audit:	x				x
a. The Company’s annual financial statements and related footnotes.
b. The independent auditor’s audit of the financial statements and its report thereon.
c. Any significant changes required in the independent auditor’s audit plan.
d. Any serious difficulties or disputes with management encountered during the course of the audit.
e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

21.	To review with Finance and the independent auditor at least annually the Company’s critical accounting policies.	x

22.	To review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.		x			x

23.	To participate, through the Chairman of the Audit Committee, in a telephonic meeting among Finance management and the independent auditor prior to earnings release.	x	x	x	x

WHEN PERFORMED
Audit Committee Meetings

As
	RESPONSIBILITY	Q1	Q2	Q3	Q4	Needed

24.	To review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC.	x	x	x	x

25.	To review, in connection with each periodic report of the Company:	x	x	x	x
a. Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act.
b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

26.	To monitor the appropriate standards adopted as a code of conduct for all employees of the Company. To review with Finance management and Legal Counsel the results of the review of the Company’s monitoring compliance with such standards and its compliance policies.			x

27.	To review with the Compliance Officer legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.	x	x	x	x

28.	To develop and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters.			x		x

29.	To meet with the independent auditor in executive session to discuss any matters that the Committee or the independent auditor believes should be discussed privately with the Audit Committee.	x	x	x	x

30.	To meet with the Internal Auditor (when appointed) in executive session to discuss any matters that the Committee or the Internal Auditor believes should be discussed privately with the Audit Committee.	x	x	x	x

31.	To meet with Finance management in executive sessions to discuss any matters that the Committee or Finance management believes should be discussed privately with the Audit Committee.					x

Adopted February 5, 2004

ATTACHMENT B

PHOENIX FOOTWEAR GROUP, INC.

BOARD OF DIRECTORS
COMPENSATION COMMITTEE CHARTER

PURPOSE:

      The Compensation Committee is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

      The Committee is also responsible for overseeing the production of an annual report on executive compensation for inclusion in the Company’s proxy statement.

COMPOSITION:

      The Committee will be comprised of a minimum of three members of the Board of Directors designated by the Board of Directors based upon recommendations of the Nominating and Governance Committee. A majority of the Committee shall be comprised by independent directors based upon criteria established by the Board of Directors.

RESPONSIBILITIES AND AUTHORITY:

1.	Establish executive compensation policies, principles and guidelines based on factors including Company performance, stockholder return, competitiveness with compensation offered by comparable companies and compensation levels in recent years;

2.	Oversee preparation and approval of statements to stockholders on compensation matters as required by the Securities and Exchange Commission and other government bodies and the American Stock Exchange;

3.	Annually review and recommend to the Board for determination, for the CEO and the senior executives of the Company, (a) the annual base salary level, (b) the annual opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits;

4.	Review and recommend to the Board for determination, corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of these goals and objectives and recommend to the Board the CEO’s compensation level based on this evaluation. In recommending the long-term incentive component of CEO compensation, the Committee will consider the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years;

5.	Administer the Company’s stock-based incentive compensation plans;

6.	Review and make recommendations to the Board concerning all executive management incentive compensation and equity-based compensation plans. The Committee shall approve grants of stock options and other equity or equity-based awards in the manner, and on terms and conditions prescribed by, the Company’s stock incentive plans;

7.	Review and approve, subject where required to submission to stockholders, all new executive management incentive compensation plans and the performance goals for executive performance based plans, review the results and approve the payment of awards upon attainment of the goals;

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8.	Review periodically the cash and stock compensation programs, benefits and perquisites offered to the Company’s non-employee directors, corporate officers and other members of senior management; initiate actions or recommend changes to the Board as appropriate;

9.	Retain and terminate the services of any consulting firms used to assist in the evaluation of director and executive compensation and have sole authority to approve the consultant’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors;

10.	Adopt amendments to all employee benefit plans, stock plans and employee welfare plans of the Company, except to the extent that stockholder or Board approval may be required;

11.	Exercise voting and investment authority with respect to employee benefit plan assets and review investment performance;

12.	Complete an annual performance evaluation of the Committee for submission to the Board of Directors; review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Nominating and Governance Committee for approval;

13.	In consultation with appropriate executive officers of the Company, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as required, establishing performance goals and determine whether performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code;

14.	Review and approve guidelines relative to any severance or other termination payments proposed to be made to any executive officer of the Company;

15.	Report to the Board concerning all actions taken by the Committee; and

16.	Such other responsibilities as may be assigned to the Committee from time to time by resolution of the Board or as designated in plan documents.

Adopted February 5, 2004

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ATTACHMENT C

PHOENIX FOOTWEAR GROUP, INC.

BOARD OF DIRECTORS
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSE:

      The Nominating and Governance Committee is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of stockholders; (2) to assist the Board in establishing and implementing an effective corporate governance policy and recommend to the Board the Corporate Governance Guidelines applicable to the Company; (3) to recommend appropriate Committee Charters; (4) to lead the Board in its annual review of the Board’s performance; and (5) to recommend to the Board director nominees for each committee.

COMPOSITION:

      The Committee will be comprised of a minimum of three (3) members, all of whom shall be independent directors based upon criteria established by the Board of Directors.

RESPONSIBILITIES AND AUTHORITY:

1.	Recommend to the Board for adoption Corporate Governance Guidelines for the Company, and periodically review and make recommendations to the Board regarding those guidelines;

2.	Recommend criteria and qualifications for the selection of directors, assist in identifying individuals qualified to become Board members as vacancies occur, evaluate potential director candidates, and recommend to the Board a slate of director nominees to be submitted to the shareholders at each annual meeting;

3.	Consider director candidates recommended by stockholders who submit their recommendations in a timely manner as required by the Company’s By-laws;

4.	Retain and terminate the services of any search firms used to identify director candidates and have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal and external legal, accounting or other advisors;

5.	Review, at least annually, the independence of the members of the Board and committees, review any potential conflicts of interest of current or prospective directors, recommend appropriate action to the Board concerning such conflicts;

6.	Consider and recommend Board action with respect to offers of resignation submitted by directors and removal of directors;

7.	Review and make recommendations to the Board regarding the composition, organization and processes of the Board, including policies with respect to the size of the Board, the types, functions and size of Board committees; the appointment of members, chairmen and vice chairmen of Board committees and the committee rotation schedule;

8.	Review and recommend to the Board guidelines and procedures to be used by directors in evaluating the performance of the overall Board and oversees the performance review process;

9.	Complete an annual performance evaluation of the Nominating and Governance Committee; review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

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10.	Report to the Board concerning all actions taken by the Committee; and

11.	Such other responsibilities as may be assigned to the Committee from time to time by resolution of the Board.

Adopted February 5, 2004

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ATTACHMENT D

PHOENIX FOOTWEAR GROUP, INC.

BY-LAWS

      SECTION 1.11  Notice of Stockholder Business and Nominations.

           (a) Annual Meetings of Stockholders.

                (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.11, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 1.11.

                (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 1.11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 120th day prior to the first anniversary of the date of the Corporation’s proxy statement released to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                (iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

           (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

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Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.11, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 1.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

           (c) General.

                (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance with this Section 1.11, to declare that such defective proposal or nomination shall be disregarded.

                (ii) For purposes of this Section 1.11, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                (iii) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.11. Nothing in this Section 1.11 shall be deemed to affect any rights of (1) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (2) the holders of any series of Preferred Stock to elect directors under specified circumstances.

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APPENDIX I

2001 LONG-TERM INCENTIVE PLAN

OF

PHOENIX FOOTWEAR GROUP, INC.

      1. Objective. The objective of the 2001 Long-Term Incentive Plan (the “Plan”) of PHOENIX FOOTWEAR GROUP, INC., a Delaware corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means to attract and retain officers and other key employees to the Company and its Subsidiaries (hereinafter defined) and to reward the performance of officers, other employees, consultants and directors for fulfilling their responsibilities for long-range achievements. These objectives are to be accomplished by making awards under the Plan to Participants (as hereinafter defined) that provide them with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

      2. Definitions. As used herein, the terms set forth below shall have the meanings ascribed thereto below:

“Affiliate” means an affiliate of the Company as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Award” means the grant of any form of stock option, stock appreciation right, stock award, cash award or other rights or interests, whether granted singly, in combination or in tandem, by the Company to a Participant under this Plan.

“Award Agreement” means any written agreement, contract, notice or other instrument or document evidencing an Award.

“Board” means the Board of Directors of the Company.

“Change of Control” means the occurrence of any one of the following events:

(a) any person or entity other than Riedman Corporation or any affiliate of Riedman Corporation (including James R. Riedman or any entity controlled by him) is or becomes the beneficial owner (as defined in Section 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates (as defined in SEC Rule 12b-2)) representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities;

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan (the “Effective Date”), constitute the Company’s Board of Directors (the “Board”) and any new Director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after

1

such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person, directly or indirectly, acquired thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates); or

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

“Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

“Committee” means the Compensation Committee of the Board; the composition of the committee shall at all times satisfy the provisions of Section 162(m) of the Code and the requirements of Section 14(c) of this Plan.

“Common Stock” means the common stock, par value $.01 per share of the Company.

“Director” means an individual serving as a member of the Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

“Fair Market Value” means, with respect to Common Stock, Awards or other property, as of a particular date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Stock is not so listed, but is quoted in the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc.

“Incentive Stock Option” or “ISO” means an option that is intended to be and is designated as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision.

“Non-Qualified Stock Option” or “NQO” means an option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision.

“Participant” means any eligible person described in Section 3 of the Plan to whom an Award has been made under this Plan and his or her successors, heirs, executors and administrators, as the case may be.

“Pricing Date” means the date on which an Award consisting of an option or stock appreciation right is granted, except that the Committee may provide that (i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the option or stock appreciation right occurs not more than 90 days after the date of such hiring, promotion or other event, and (ii) if an Award consisting of an option or stock appreciation right is granted in tandem with or in substitution for an

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outstanding option or stock appreciation right, the Pricing Date is the date of grant of such outstanding option or stock appreciation right.

“Subsidiary” means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

      3. Eligibility. Executive officers and other employees of the Company, its parent or any of its Subsidiaries, including any officer or member of the Board who is also such an employee, and persons who provide consulting or other services to the Company deemed by the Board to be of substantial value to the Company, and non-employee Directors are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by the Company or its Subsidiaries, and persons employed by an entity that the Board reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

      4. Stock Subject to the Plan.

      (a) The total amount of Common Stock that may be subject to outstanding Awards shall not exceed one million five hundred thousand (1,500,000) shares of common stock.

      (b) If an Award valued by referenced to Common Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Common Stock subject to such Award for purposes of this Section 4. Any shares of Common Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant’s account.

      (c) Except as provided in an Award Agreement, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, Common Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of holders of Awards under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Common Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) any performance goals and (v) the individual limitations applicable to Awards.

      5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines and taking such actions as necessary for carrying out this Plan as it may deem necessary or proper. Unless otherwise provided in an Award Agreement with respect to a particular award, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant holding such Award or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. References in this Plan to “permitted by the Committee” and words of similar import refer to authorization contained in the original Award Agreement or an amendment thereto or to other action by the Committee, whether of general or limited applicability or in connection with a particular exercise, Award payment or other event. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The express grant of any specific

3

power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

      Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee nor officer or employee of the Company to whom it has delegated authority in accordance with the provisions of Section 6 of this Plan, shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. the Company shall indemnify (to the extent permitted under Massachusetts law) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any amount paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee without good faith or the reasonable belief that it was in the best interests of the Company.

      6. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

      7. Awards. The Committee shall select persons to whom Awards may be granted, determine the type or types of Awards to be made to each Participant under this Plan, determine the number of Awards to be granted and the number of shares of Common Stock to which an Award will relate and determine all other terms, conditions, restrictions and conditions, including achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance goals, if any. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion and consistent with the provisions hereof, and shall be signed by the Participant and by the Chief Executive Officer, the President or any Vice President of the Company for and on behalf of the Company. Award Agreements and the forms contained therein need not be identical for each Participant. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement. Awards may consist of those listed in this Section 7. Awards may be made in combination or in tandem with, in replacement of, or as alternatives to, Awards under this Plan or any other employee plan of the Company or any of its Subsidiaries, including any incentive or similar plan of any acquired entity, or reload options automatically granted to offset specified exercises of options. The Committee shall determine the time or times at which an option may be exercised, in whole or in part, the method by which the exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Common Stock or other Awards or awards granted under other the Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Common Stock will be delivered or be deemed to be delivered to Participants. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. An Award may provide that to the extent that the acceleration of vesting or any payment made to a Participant under this Plan in the event of a Change of Control of the Company is subject to federal income, excise, or other tax at a rate above the rate ordinarily applicable to like payments paid in the ordinary course of business (“Penalty Tax”), whether as a result of the provisions of Sections 28OG and 4999 of the Code, any similar or analogous provisions of any statute adopted subsequent to the date hereof, or otherwise, then the Company shall be obligated to pay such Participant an additional amount of cash (the “Additional Amount”) such that the net amount received by

4

such Participant, after paying any applicable Penalty Tax and any federal or state income tax on such Additional Amount, shall be equal to the amount that such Participant would have received if such Penalty Tax were not applicable.

      (a) Stock Option. An Award may consist of an option to purchase a specified number of shares of Common Stock at a specified exercise price that is not less than the greater of (i) the Fair Market Value of the Common Stock on the Pricing Date and (ii) the par value of the Common Stock. The number of shares and exercise price shall be specified by the Committee. A stock option may be in the form of an NQO or an ISO. In addition to being subject to applicable terms, conditions and limitations established by the Committee, an ISO shall comply with the requirement that no ISO shall be granted with an exercise price less than 100% (110% for an individual described in Section 422(b)(6) of the Code) of the Fair Market Value of a share of Common Stock on the date of the grant and granted no more than ten (10) years after the effective date of the Plan. Anything in the plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to qualify either the Plan or any ISO under Section 422 of the Code unless so requested by the affected Participant. Each option shall be clearly identified in the applicable Award Agreement as either an ISO or an NQO.

      (b) Stock Appreciation Right. An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right (“SAR”) is exercised over a specified strike price determined by the Committee that shall be set forth in the applicable Award Agreement. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Common Stock will be delivered or be deemed to be delivered to Participants, whether or not the SAR will be in tandem with any other Award and any other terms and conditions of any SAR.

      (c) Stock Award. An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any Award may be subject to restrictions on transfer and other restrictions and conditions established by the Committee and set forth in the Award Agreement, which may include, but is not limited to, continuous service with the Company and/or its Subsidiaries. Such Awards may be based on Fair Market Value or other valuations determined by the Committee. The certificates evidencing shares of Common Stock issued in connection with an Award shall contain appropriate legends and restrictions describing the terms and conditions applicable thereto, the Company may retain physical possession of the certificates and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Common Stock. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Award, a Participant granted an Award shall have all of the rights of a stockholder, including, without limitation, the right to vote Common Stock issued as an Award or the right to receive dividends thereon.

      (d) Cash Award. An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee, and set forth in the Award Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries.

      (e) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock and factors that may influence the value of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified Subsidiaries (“Other Stock Based Awards”). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this

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Section 7(e) shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including, without limitation, cash, Common Stock, other Awards or other property, as the Committee shall determine.

      (f) Loan Provisions. With consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be paid with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

      (g) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(g), in order to qualify such Award as “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(g) shall consist of one or more business criteria, as specified by the Committee, but subject to this Section 7(g). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one (1) year nor more than five (5) years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(g), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(g).

      (h) Acceleration Upon a Change of Control. Notwithstanding anything contained herein to the contrary, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control, provided, however, that such lapse shall not occur if (i) it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and operation of this Section 7(h) would otherwise violate Paragraph 47(c) thereof, or (ii) the Committee, in its discretion, determines that such lapse shall not occur, provided, further, that the Committee shall not have the discretion granted in clause (ii) if it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board No. 16 (or any successor thereto), and such discretion would otherwise violate Paragraph 47(c) thereof.

      8. Payment of Awards.

      (a) General. Payment required to be made by the Company pursuant to Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of Common Stock, restrictions on transfer and forfeiture provisions.

      (b) Deferral. With the approval of the Committee, payments may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

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      (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. Dividend equivalent rights may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that dividend equivalent rights shall be paid or distributed when accrued or shall be deemed to be reinvested in additional Common Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. The Committee may establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

      (d) Substitution of Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

      9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, or from payroll or other payments to the Participant, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

      10. Employment, Termination, Etc.

      (a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment or engagement by the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

      (b) No person shall have any claim or right to receive an Award hereunder or require the Committee to make an Award at any time to any Participant. The Committee’s grant of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

      (c) Upon the termination of employment or engagement of a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (i) not adverse to such Participant or (ii) consented to by such Participant.

      11. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend, discontinue or terminate this Plan at any time for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant’s consent and (b) no amendment or alteration shall be effective prior to approval by the Company’s stockholders if and to the extent the Board determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or is otherwise required by law or applicable stock exchange requirements. Awards may be granted under the Plan prior to the receipt of such approval. The Board may also modify, suspend, terminate, discontinue or limit the power and authority of the Committee at any time. Except as required in Section 11(b) hereunder, unless the Board determines otherwise, no stockholder approval shall be required before any action taken by the Board pursuant to this

7

Section 11 is effective. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 5 which discretion may be exercised without amendment to the Plan.

      12. Transfer and Assignment.

      (a) Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of a Participant’s death. Awards shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs or SARs in tandem therewith) may be transferred to one or more Beneficiaries during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

      (b) Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all of the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Award.

      13. The Company’s Right to Engage in Certain Transactions. The existence of this Plan or outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

      14. Securities Laws.

      (a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. the Company, however, shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any Stock to be issued hereunder or to effect similar compliance under any state laws. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock, that the Participant to whom such shares will be issued make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

      (b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares of Common Stock is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded or quoted. The Committee may, in its sole discretion, defer the effectiveness of any transfer of Common Stock hereunder in order to allow the issuance of such Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

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      (c) The grant of Awards to persons who are required to file reports under Section 16(a) of the Securities and Exchange Act of 1934, as amended, shall be determined by a body constituted in accordance with, and to the extent required by, Rule 16b-3 promulgated under said Act.

      15. Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Common Stock, other Awards or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

      16. Notification of Election Under Section 83(b) of the Code. If any Participant shall, in connection with the acquisition of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

      17. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Participant shall notify the Company of any disposition of Common Stock issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

      18. Participant Rights. No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Common Stock covered by any Award until the date of the issuance of a certificate or certificates to him or her for such shares of Common Stock.

      19. Beneficiary. A Participant may file with the Committee a written designation of a Beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated Beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s Beneficiary.

      20. Interpretation. The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, shall constitute “qualified performance based compensation” within the meaning of Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. Accordingly, if any provision of the Plan or any Award Agreement does not comply or is inconsistent with the requirement of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any Awards upon attainment of the performance objectives.

      21. Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

      22. Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

      23. Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or Beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or Beneficiary or other person) within ten (10) days after notice of such failure by the Committee, shall be grounds for the

9

cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

      24. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the Company’s stockholders for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      25. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      26. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts or, if the Company is reincorporated in another state while the Plan is in effect, the laws of that state.

      27. Effective Date of Plan. This Plan shall be effective on February 16, 2001, provided the Plan has been approved by the stockholders of the Company at the Annual Meeting to be held on April 26, 2001. Unless earlier terminated by the Board, the right to grant Awards under the Plan will terminate on the tenth (10th) anniversary of the Effective Date. Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

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PROXY

PHOENIX FOOTWEAR GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS — TUESDAY, MAY 11, 2004, AT 9:00 A.M.

The undersigned stockholder in Phoenix Footwear Group, Inc. (the “Company”) hereby appoints James R. Riedman and Greg A. Tunney, or any of them, proxies for the undersigned with all the powers the undersigned would possess if personally present, to vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of said Company on Tuesday, May 11, 2004 and at all adjournments thereof, for the election of nine directors, upon the proposal to amend the Company’s 2001 Long-Term Incentive Plan to increase from 1,000,000 to 1,500,000 the number of shares of the Company’s common stock, par value $.01 per share (“Common Stock”) available for award under the Plan, and, in their discretion, upon any other matter which may properly come before said meeting or any adjournment. The undersigned hereby revokes all previous proxies.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 SET FORTH ON THE REVERSE SIDE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE	SEE REVERSE SIDE

DETACH HERE

☑ PLEASE MARK VOTES AS IN THIS EXAMPLE

MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1 AND 2

1. Election of nine Directors.

NOMINEES: Steven M. DePerrior, Gregory M. Harden, John C. Kratzer, Wilhelm Pfander, Frederick R. Port, James R. Riedman,
John M. Robbins, Greg A. Tunney and Richard E. White

☐ FOR	☐ WITHHELD

☐ For all nominees except

2.	To approve the proposal to increase from 1,000,000 to 1,500,000 the number of shares of Common Stock available for award under the Company’s 2001 Long-Term Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Signature:

Date:

Co-Owner Signature:

Date: